UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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JAVELIN Mortgage Investment Corp.
(Name of Registrant as Specified In Its Charter)

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JAVELIN Mortgage Investment Corp.
3001 Ocean Drive
Suite 201
Vero Beach, Florida  32963
Telephone:  (772) 617-4340

March 25, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 annual meeting of stockholders of JAVELIN Mortgage Investment Corp. (“JAVELIN”). We will hold the meeting on Wednesday, May 1, 2013, at 1:00 p.m. (EDT) at the Vero Beach Hotel & Spa, 3500 Ocean Drive, Vero Beach, Florida  32963.  We hope that you will be able to attend.

Your vote is very important to us. Whether or not you plan to attend the annual meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please vote your shares as soon as possible. Stockholders may vote in person at the annual meeting or by completing and returning a proxy card. Submitting a vote before the annual meeting will not preclude you from voting in person at the annual meeting should you decide to attend. In addition, the notice of annual meeting, the proxy statement, the proxy card and our 2012 annual report will be mailed and made accessible via the Internet on the Company's website at http://investor.javelinreit.com on or about March 25, 2013.

On behalf of our Board of Directors, I extend our appreciation for your continued support.

Sincerely,

Scott J. Ulm
Co-Chief Executive Officer and Co-Vice Chairman

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON MAY 1, 2013	1

ADMISSION TO THE 2013 ANNUAL MEETING	2

PROXY STATEMENT	2

PROPOSAL 1 - ELECTION OF DIRECTORS	5

THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	9

JAVELIN'S EXECUTIVE OFFICERS	13

EXECUTIVE OFFICER COMPENSATION	13

COMPENSATION COMMITTEE REPORT	14

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	16

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS	18

AUDIT COMMITTEE REPORT	19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

STOCKHOLDER PROPOSAL DEADLINE	20

OTHER MATTERS	20

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON MAY 1, 2013

The annual meeting of stockholders of JAVELIN will be held on Wednesday, May 1, 2013, at 1:00 p.m. (EDT) at the Vero Beach Hotel & Spa, 3500 Ocean Drive, Vero Beach, Florida  32963, for the purpose of considering and acting on the following proposals:

(1)	To elect nine (9) directors to JAVELIN's Board of Directors until our 2014 annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as JAVELIN's independent registered certified public accountants for fiscal year 2013; and

(3)	To transact any other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

Only holders of JAVELIN's common stock of record at the close of business on March 22, 2013, the record date and time fixed by JAVELIN's Board of Directors, are entitled to notice of and to vote at the annual meeting. Additional information regarding the proposals to be acted on at the annual meeting can be found in the accompanying proxy statement.

By Order of the Board of Directors,

Scott J. Ulm
Co-Chief Executive Officer and Co-Vice Chairman

March 25, 2013

ADMISSION TO THE 2013 ANNUAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to JAVELIN's 2013 annual meeting of stockholders.  Only stockholders who own common stock as of the close of business on March 22, 2013 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•	If your shares are registered in your name, an admission ticket will be held for you at the check-in area at the annual meeting.

•
If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned common stock on March 22, 2013.

If you plan to attend the Annual Meeting, you can obtain directions to the Vero Beach Hotel & Spa from the hotel’s website at http://www.verobeachhotelandspa.com.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of JAVELIN Mortgage Investment Corp. (“Board” or “Board of Directors”) for the annual meeting to be held on Wednesday, May 1, 2013, at 1:00 p.m. (EDT).  In this proxy statement, except where the context suggests otherwise, references to “we”, “us”, “JAVELIN” or the “Company” are to JAVELIN Mortgage Investment Corp.

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?
You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting on May 1, 2013. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”).

Who is entitled to vote?	Each holder of record of JAVELIN common stock on March 22, 2013, the record date for the annual meeting, is entitled to attend and vote at the annual meeting.

How many votes do I have?
Every holder of a share of common stock on the record date will be entitled to one vote per share for each director to be elected at the annual meeting and to one vote per share on each other matter presented at the annual meeting.  On March 22, 2013, the record date for the annual meeting, there were 7,500,050 shares of common stock outstanding and entitled to vote at the annual meeting.

What proposals are being presented at the annual meeting?	JAVELIN intends to present proposals numbered one and two for stockholder consideration and voting at the annual meeting. These proposals are for:

1.	Election of nine (9) members of JAVELIN's Board of Directors; and

2.	Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as JAVELIN's independent registered public accounting firm;

Other than the matters set forth in this proxy statement and matters incident to the conduct of the annual meeting, we do not know of any business or proposals to be considered at the annual meeting.  If any other business is proposed and properly presented at the annual meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

How do I attend the annual Meeting?
All stockholders are invited to attend the annual meeting.  An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the annual meeting.  Only stockholders who own common stock as of the close of business on March 22, 2013 and invited guests will be entitled to attend the meeting.  An admission ticket will serve as verification of your ownership. Registration will begin at 12:00 p.m. (EDT) and the annual meeting will begin at 1:00 p.m. (EDT).

•
If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the annual meeting.

•	If you received your proxy materials by mail and did not vote because you did not complete the proxy card, an admission ticket will be held for you at the check-in area at the annual meeting.

•
If your JAVELIN shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting.  If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on March 22, 2013.  You should report to the check-in area for admission to the annual meeting.

What is a proxy?
A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. Our Board of Directors is asking you to allow either of the following persons to vote your shares at the annual meeting:  Jeffrey J. Zimmer and Scott J. Ulm.

How do I vote?	If your JAVELIN shares are registered in your name, you may vote your shares in person at the annual meeting or by proxy.

If you have received your proxy materials by mail, you may vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.

Even if you plan to be present at the annual meeting, we encourage you to vote your common stock by proxy.  Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you may vote by following the instructions on the voting instruction card provided to you by your bank or broker.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before your proxy is exercised:

•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy card (or voting instruction card);

•
Notify Jeffrey J. Zimmer or Scott J. Ulm in writing before the annual meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card; or

•	If you are a holder of record, or a beneficial owner with a proxy from the holder of record, vote in person at the annual meeting.

What is a quorum?
A quorum is necessary to hold a valid meeting.  The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

What vote is required in order to approve each proposal?
For Proposal 1: Election of Directors, the affirmative vote of the holders of common stock having a plurality of the votes cast by stockholders present in person or represented by proxy at the annual meeting is required. For Proposal 2: Ratification of the Appointment of Independent Registered Certified Public Accountants, the affirmative vote of the holders of common stock having a majority of the votes cast on such proposal at the annual meeting is required.

Pursuant to Maryland law (i) shares of common stock which are represented by “broker non-votes” (i.e., common stock held by brokers which are represented at the annual meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) shares which abstain from voting on any matter, are not included in the determination of the common stock voting on such matter, but are counted for quorum purposes.

PROPOSAL 1 - ELECTION OF DIRECTORS

Director Nominees

JAVELIN’s Board of Directors is currently comprised of nine (9) members. The nine (9) nominees are listed below. All nine nominees are presently directors of JAVELIN and have served since June 2012.

If instructed, the persons named on the accompanying proxy card will vote for the election of the nominees named below to serve for the ensuing year and until their successors are elected and qualified. If any nominee for director shall become unavailable (which management has no reason to believe will be the case), it is intended that the shares represented by the enclosed proxy card will be voted for any such replacement or substitute nominee as may be nominated by our Board of Directors.

Director Nominees	Age	Director Since	Current Positions

Scott J. Ulm	54	2012	Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management
Jeffrey J. Zimmer	55	2012	Co-Chief Executive Officer, Co-Vice Chairman, President and Secretary
Daniel C. Staton	60	2012	Non-Executive Chairman
Marc H. Bell	45	2012	Director
John C. Chrystal	54	2012	Independent Director
Thomas K. Guba	62	2012	Independent Director
Robert C. Hain	59	2012	Independent Director
John P. Hollihan, III	63	2012	Independent Director
Stewart J. Paperin	65	2012	Independent Director

The following is a brief biographical statement for each director nominee:

Scott J. Ulm has been the Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management of JAVELIN since June 18, 2012.  Mr. Ulm has been a Co-Managing Member of ARMOUR Residential Management, LLC, our external manager (“ARRM”), since March 2008.  Mr. Ulm has also been the Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management of ARMOUR Residential REIT, Inc., a publicly-traded REIT (NYSE: ARR) which invests in and manages a leveraged portfolio of agency mortgage backed securities and other mortgage-related investments (“ARMOUR”), since November 2009.  ARMOUR is also externally-managed by ARRM. Mr. Ulm has 26 years of structured finance and debt capital markets experience, including mortgage-backed securities.  Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters. From 2005 to 2009, Mr. Ulm was Chief Executive Officer of Litchfield Capital Holdings.  From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London, including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic.  While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage- and asset-backed securities.  At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee.  Mr. Ulm holds a B.A. summa cum laude from Amherst College, an M.B.A. from Yale School of Management and a J.D. from Yale Law School.

As a result of Mr. Ulm’s 26 years of experience in structured finance and debt capital markets, including mortgage-backed securities, he is able to provide valuable business, leadership, and management advice to our board of directors in many critical areas.

Jeffrey J. Zimmer has been the Co-Chief Executive Officer, Co-Vice Chairman, President and Secretary of JAVELIN since June 18, 2012. Mr. Zimmer has been a Co-Managing Member of ARRM since March 2008.  Mr. Zimmer has also been the Co-Chief Executive Officer, Co-Vice Chairman, President and Secretary of ARMOUR since November 2009 and also served as Chief Financial Officer of ARMOUR from November 2009 to September 2012.  Mr. Zimmer has significant experience in the mortgage-backed securities market over a 28 year period. From September 2003 through March 2008, he was the co-founder and Chief Executive Officer of Bimini Capital Management, Inc., a publicly traded REIT.  From 1990 to 2003, he was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where he held various positions that included working closely with some of the nation's largest mortgage banks, hedge funds and investment management firms on various mortgage-backed securities investments.  Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990.  He received his M.B.A. in finance from Babson College and a B.A. in economics and speech communication from Denison University.

As a result of Mr. Zimmer’s 28 years of experience in the mortgage-backed securities market, including serving as president and chief executive officer of other publicly-traded REITs, he is able to provide valuable business, leadership, and management advice to our Board of Directors in many critical areas.

Daniel C. Staton has been the Non-Executive Chairman of JAVELIN since June 18, 2012. Mr. Staton has also been the Non-Executive Chairman of ARMOUR since November 2009 and was the President, CEO and Director of Enterprise Acquisition Corp. from its inception in 2007 until its merger with ARMOUR in November 2009. Mr. Staton has more than 11 years of experience sourcing private equity and venture capital investments.  Since 2003, he has been Managing Director of the private equity firm Staton Capital LLC, and has also served as the Chairman and Co-Chairman of the Board of FriendFinder Networks Inc. (NASDAQ: FFN), a leading internet-based social networking and multimedia entertainment company, since 2004. Between 1997 and 2007, Mr. Staton was President of The Walnut Group, a private investment firm, where he served as initial investor and Director of Build-A-Bear Workshop, the initial investor in Deal$:  Nothing Over a Dollar (until its sale to Supervalu Inc.), and Director of Skylight Financial.  Prior to The Walnut Group, Mr. Staton was General Manager and Partner of Duke Associates from 1981 until its IPO in 1993, and then served as Chief Operating Officer and Director of Duke Realty Investments, Inc. (NYSE: DRE) until 1997.  Mr. Staton also served as Chairman of the Board of Storage Realty Trust from 1997 to 1999, when he led its merger with Public Storage (NYSE: PSA), where he continues to serve as a Director.  Mr. Staton supplements his professional network by co-producing and investing in numerous Broadway musicals as well as with relationships with not-for-profit organizations.  Mr. Staton majored in Finance at the University of Missouri and holds a B.S. degree in Specialized Business from Ohio University and a B.S. degree in Business (Management) from California Coast University.

Mr. Staton has extensive experience serving on the boards of directors of private and public companies and sourcing private equity and venture capital investments and brings significant corporate governance expertise to our Board of Directors.

Marc H. Bell has been a director of JAVELIN since June 18, 2012. Mr. Bell has also been a director of ARMOUR since November 2009 and was the Chairman of the Board of Directors and Treasurer of Enterprise from its inception in 2007 until its merger with ARMOUR in November 2009. Mr. Bell has served as the Chief Strategy Officer of FriendFinder Networks Inc. since July 2012. Mr. Bell has served as Managing Director of Marc Bell Capital Partners LLC, an investment firm which invests in media and entertainment ventures, real estate, and distressed assets, since 2003, and has also served as the Chief Executive Officer of FriendFinder Networks Inc. from 2007 to June 2012.  Mr. Bell also served as the President of FriendFinder Networks Inc. until March 29, 2012.  Previously, Mr. Bell was the founder and President of Globix Corporation, a full-service commercial Internet Service Provider with data centers and a private network with over 20,000 miles of fiber spanning the globe.  Mr. Bell served as Chairman of the Board of Globix Corporation from 1998 to 2003 and Chief Executive Officer from 1998 to 2001.  Mr. Bell was also a member of the Board of Directors of EDGAR Online, Inc. (NASDAQ: EDGR), an Internet-based provider of filings made by public companies with the SEC, from 1998 to 2000.  Mr. Bell has also been a co-producer of Broadway musicals, and serves as a member of the Board of Trustees of New York University and New York University School of Medicine.  Mr. Bell holds a B.S. degree in Accounting from Babson College and an M.S. degree in Real Estate Development from New York University.

Mr. Bell's past experience as managing director of an investment firm, as well as serving on the boards of directors of several public companies, allows him to provide valuable business, leadership, and management advice to our Board of Directors in many critical areas.

John C. Chrystal has been a director of JAVELIN since July 2, 2012. Mr. Chrystal has been active in domestic and global financial markets for over 25 years, with extensive experience in risk management, structured finance, trading, credit, and derivative products.  Mr. Chrystal has been an independent director of Bancorp, Inc. (NASDAQ: TBBK) since January 2013 and Morgan Stanley Derivative Products, a specialized derivative product company established by Morgan Stanley, since 2010, and has served as an independent director for funds managed by Ziegler Lotsoff Capital Management, LLC including a long-short credit fund since 2010.  Since early 2009, Mr. Chrystal has advised multiple companies concerning restructuring of their credit derivative portfolios, including a successful restructuring of a multi-billion-dollar credit default swap portfolio managed by Primus Asset Management, a subsidiary of Primus Guaranty, Ltd.  From 2005 through 2008, Mr. Chrystal was Chief Risk Officer and Head of Structured Products for DiMaio Ahmad Capital, an investment management firm specializing in credit-focused hedge funds and collateralized loan obligation funds.  From 1993 through 2005, Mr. Chrystal held several senior positions in London and New York with Credit Suisse, Credit Suisse Financial Products and Credit Suisse Asset Management.  These positions included Head of Credit Products Europe, Global Head of Structured Credit Products, and Global Head of CDO’s and Liability Management.  Mr. Chrystal served as a member of several risk management and operating committees in both Credit Suisse and Credit Suisse Asset Management.  Mr. Chrystal began his Wall Street career in 1985 at Bankers Trust Company, where he focused on derivative product development, including the first credit default swaps, and mortgage-related derivative products.  Mr. Chrystal holds an M.B.A. in finance from the University of Chicago and a B.S. in agricultural business from Iowa State University.

Mr. Chrystal has a broad range of experience across domestic and international financial markets and in-depth exposure to a diverse array of asset classes, which will allow him to provide our board of directors with valuable advice regarding risk management, investments in our target assets and access to the financial markets.

Thomas K. Guba has been a director of JAVELIN since June 18, 2012. Mr. Guba has also been a director of ARMOUR since November 2009.  Mr. Guba has been the senior executive or head trader of various Wall Street mortgage and government departments in his 35 years in the securities business.  Since 2009, Mr. Guba has been employed by Auriga Securities, USA, performing broker-dealer transactions in mortgage-backed securities. From 2001 through 2008, Mr. Guba was President and Principal of the Winter Group, a fully integrated mortgage platform and money management firm.  He was Managing Director of Structured Product Sales at Credit Suisse First Boston from 2000 to 2002, Managing Director and Department Manager of Mortgages and U.S. Treasuries at Donaldson Lufkin Jenrette, which was subsequently purchased by Credit Suisse First Boston from 1994 to 2000, Executive Vice President and Head of Global Fixed Income at Smith Barney from 1993 to 1994, Managing Director of the Mortgage and U.S. Treasuries Department at Mabon Securities from 1990 to 1993, Senior Vice President and Mortgage Department Manager at Drexel Burnham Lambert from 1984 to 1990, Senior Vice President and Head Mortgage Trader at Paine Webber from 1977 to 1984, and a trader of mortgaged backed securities at Bache & Co. from 1975 to 1977.  Mr. Guba was also a Second Lieutenant, Military Police Corps, in the United States Army from 1972 to 1974.  Mr. Guba holds a B.A. in political science from Cornell University and a M.B.A. in finance from New York University.

Mr. Guba's past experience on Wall Street allows him to provide valuable insights and advice to our Board of Directors, particularly as it pertains to the capital markets.

Robert C. Hain has been a director of JAVELIN since June 18, 2012. Mr. Hain has also been a director of ARMOUR since November 2009. Mr. Hain has been a non-executive director of Bank Leumi (UK) Plc, a majority-owned subsidiary of Bank Leumi Le Israel BM, one of Israel's largest financial institutions, since 2012. Mr. Hain has been Chairman of City Financial Investment Company Limited since 2006, a partner of Shadbolt Partners LLP since 2005, and a director of Wittering Limited since 2005 and Kingsway Consultancy since 2007, each of which is engaged in asset management in the United Kingdom and Europe.  City Financial and its affiliates acquire, rejuvenate and grow mutual fund and similar investment management businesses, and provide strategic advice to a select group of owners of investment management firms.  Previously, Mr. Hain was Chief Executive Officer of Invesco UK, a prominent British asset manager, from 2002 to 2004, and Chief Executive Officer of AIM Trimark, a Canadian mutual fund company, from 1998 to 2002.  Mr. Hain was a member of the Executive Management Committee of Amvescap Plc (now Invesco Ltd), from 1998 to 2005.  Mr. Hain's career in financial services includes senior executive positions in marketing, private banking and retail financial services in North America and Europe, and has comprised major acquisitions, integrations, and product and service delivery innovations.  In addition, Mr. Hain has served on the boards and committees of financial services, business, arts, health and social services organizations at the national and local levels in Toronto, Zurich, Winnipeg, Halifax and London.  He holds degrees from the University of Toronto (Innis College) and the University of Oxford (Merton College).

Mr. Hain's extensive experience managing investments allows him to provide our Board of Directors with valuable knowledge regarding markets and investment opportunities.

John “Jack” P. Hollihan, III has been a director of JAVELIN since June 18, 2012. Mr. Hollihan has also been a director of ARMOUR since November 2009. Mr. Hollihan has over 27 years of investment banking and investment experience.  Mr. Hollihan has served as the lead independent director of City Financial Investment Company Limited (London) and Executive Chairman of Litchfield Capital Holdings (Connecticut) since 2005.  Mr. Hollihan has also been a director of American Financial Realty Trust and of Recondine Inc. From 2000 to 2002, Mr. Hollihan was the Head of European Industry Investment Banking for Banc of America Securities (“BAS”), where he was a member of the BAS European Capital Committee and Board, and where he had responsibility for a loan book of $8 billion.  Prior to that, from 1986 to 2000, Mr. Hollihan was Head of Global Project and Asset Based Finance and Leasing at Morgan Stanley and was a member of the Morgan Stanley International Investment Banking Operating Committee.  In that capacity, he managed $45 billion in asset based and structured financings and leasing arrangements. He is a former trustee of American Financial Realty Trust (NYSE: AFR).  Mr. Hollihan holds B.S. (Wharton) and B.A. degrees from the University of Pennsylvania, and a J.D. from the University of Virginia School of Law.

Mr. Hollihan's 27 years of investment banking and investment experience provide valuable insights and advice to our Board of Directors, particularly as it pertains to the capital markets.

Stewart J. Paperin has been a director of JAVELIN since June 18, 2012. Mr. Paperin has also been a director of ARMOUR since November 2009 and served as a member of Enterprise's Board of Directors from its inception in July 2007 to its business combination with ARMOUR in November 2009.  Mr. Paperin has served as Executive Vice President of the Soros Foundation, a worldwide private philanthropic foundation, since 1996, where he oversees financial, administrative and economic development activities.  From 1996 to July 2005, Mr. Paperin served as a Senior Advisor and portfolio manager for Soros Fund Management LLC, a financial services company, and since July 2005 has served as a consultant to Soros Fund Management LLC. From 1996 to 2007, Mr. Paperin served as a Director of Penn Octane Corporation (NASDAQ: POCC), a company engaged in the purchase, transportation and sale of liquefied petroleum gas.  Prior to joining the Soros organizations, Mr. Paperin served as President of Brooke Group International, an investment firm concentrated on the former Soviet Union, from 1990 to 1993, and as Senior Vice President and Chief Financial Officer of Western Union Corporation, a provider of money transfer and message services which was controlled by Brooke Group, from 1988 to 1990.  Prior to Western Union Corporation, Mr. Paperin served as Chief Financial Officer of Timeplex Corporation, a telecommunications equipment provider, from 1986 to 1988 and of Datapoint Corporation, a computer equipment manufacturer, from 1985 to 1986. Prior to Datapoint Corporation, Mr. Paperin served as a financial officer of Pepsico Corporation from 1980 to 1985 and as a management consultant at Cresap McCormick & Paget from 1975 to 1980.  Mr. Paperin also served as a member of the Board of Directors of Community Bankers Acquisition Corp., a blank check company formed to acquire an operating business in the banking industry (NYSE MKT LLC: BTC).  Mr. Paperin holds a B.A. degree and an M.S. degree from the State University of New York at Binghamton. He is a member of the Council for Foreign Relations and was awarded an honorary Doctor of Humane Letters by the State University of New York.

Mr. Paperin's pertinent experience, qualifications, attributes and skills include financial literacy and expertise, and allows him to provide significant expertise in accounting and financial matters and in analyzing and evaluating financial statements.

Recommendation of the Board of Directors

JAVELIN's Board of Directors unanimously recommends a vote “FOR” each of the nine nominees for director.

THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER
CORPORATE GOVERNANCE INFORMATION

Independence of Directors

We adhere to the rules of the NYSE in determining whether a director is independent.  The NYSE requires that a majority of our Board of Directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board of Directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director.  Consistent with these considerations, our Board of Directors has affirmatively determined that Messrs. Guba, Hain, Hollihan, Paperin and Chrystal are independent directors.

Role of the Board of Directors; Risk Management

Our Board of Directors plays an active role in overseeing management and representing the interests of stockholders.  Management, which is responsible for day-to-day risk management, conducts a risk assessment of our business annually.  The risk assessment process is global in nature and has been developed to identify and assess our risks, including the nature of the risk, as well as to identify steps to mitigate and manage each risk.  Oversight responsibility for each risk is allocated among the full Board of Directors and its committees, and specific Board of Director and committee agendas are developed accordingly.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee and adopted charters for each of these committees.  Each of these committees have three directors and is composed exclusively of independent directors, as defined by the listing standards of the NYSE.  Moreover, the compensation committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code (“Code”), qualify as outside directors for purposes of Section 162(m) of the Code.

Board and Committee Meetings

We commenced our operations upon the consummation of our initial public offering of our common stock on October 9, 2012.  During the year ended December 31, 2012, our Board of Directors held one meeting.  Our Audit Committee held two meetings and our Compensation Committee and Nominating and Corporate Governance Committee did not hold any meetings.  Each of our directors attended at least 75% of the meetings of the Board of Directors and of the Board's committees on which they served during 2012.

Currently, we have not designated a lead independent director and executive sessions of our Board are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate.

Audit Committee Information

The members of our audit committee are Mr. Paperin, Mr. Hain and Mr. Hollihan.  Mr. Paperin chairs our audit committee.  The audit committee is responsible for:

•	engaging independent certified public accountants;

•	preparing audit committee reports;

•	reviewing with the independent certified public accountants the plans and results of the audit engagement;

•	approving professional services provided by the independent certified public accountants;

•	reviewing the independence of the independent certified public accountants; and

•	considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

A copy of the audit committee charter is available on JAVELIN's website at http://investor.javelinreit.com under “Corporate Governance.”

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NYSE listing standards.  The definition of “financially literate” generally means being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

In addition, a listed company must certify to the exchange that the committee will have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication.  Our Board of Directors has determined that Mr. Paperin satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The compensation committee consists of Mr. Hollihan, Mr. Guba and Mr. Paperin.  Mr. Hollihan chairs our compensation committee. The principal functions of the compensation committee are to:

•	evaluate the performance of our officers;

•	review and approve any compensation payable to our directors and officers;

•	evaluate the performance of our external manager, ARRM;

•	review the compensation and fees payable to ARRM under the management agreement;

•	prepare compensation committee reports; and

•	administer the issuance of any common stock or other equity awards issued to personnel of ARRM who provide services to us.

A copy of the compensation committee charter is available on JAVELIN's website at http://investor.javelinreit.com under “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

Each of the members of the compensation committee is an independent director.  No member of the compensation committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure by us under Item 404 of Regulation S-K.  None of our executive officers serve as a member of the Board of Directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board of Directors or compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Hain, Mr. Chrystal and Mr. Guba.  Mr. Hain chairs our nominating and corporate governance committee.  The nominating and corporate governance committee is responsible for:

•	seeking, considering and recommending to the Board of Directors qualified candidates for election as directors;
•	approving and recommending to our full Board of Directors the appointment of each of our executive officers;
•	periodically preparing and submitting to our Board of Directors for adoption the committee's selection criteria for director nominees;
•	reviewing and making recommendations on matters involving the general operation of our Board of Directors and our corporate governance;
•	annually recommending to the Board of Directors nominees for each committee of the Board of Directors; and
•	annually facilitating the assessment of the Boards of Director's performance as a whole and of the individual directors and reporting thereon to our Board of Directors.

A copy of the nominating and corporate governance committee charter is available on JAVELIN's website at http://investor.javelinreit.com/ under “Corporate Governance.”

Director Compensation

Each of our independent directors receives an annual retainer of $40,000 in quarterly cash payments in advance and $1,500 in cash per board or committee meeting attended. We also reimburse our independent directors for their travel expenses incurred in connection with their attendance at full board and committee meetings. In addition, the chair of our audit committee is paid an annual retainer of $20,000 in cash.

Although we have adopted our 2012 Equity Incentive Plan for the purpose of making grants of equity-based compensation awards to our independent directors and other eligible individuals, we have not compensated any members of our board of directors with any equity-based awards since our incorporation.  We do not have, and we do not currently intend to adopt, any plans or programs for our directors that provide for pension benefits or the deferral of compensation.

Any member of our board of directors who is also an employee or a member of JAVELIN or its affiliates does not receive any compensation from us for serving on our board of directors.

The following table summarizes the compensation that we paid to our independent directors in 2012.

2012 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Total
John C. Chrystal	$11,500	$-	$11,500
Thomas K. Guba	$11,500	$-	$11,500
Robert C. Hain	$14,500	$-	$14,500
John P. Hollihan, III	$14,500	$-	$14,500
Stewart J. Paperin	$19,500	$-	$19,500

Equity Compensation Plan Information Table

The following information is with respect to our 2012 Stock Incentive Plan as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	225,002
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	225,002

Code of Ethics

We have adopted a business code of ethics that applies to all our directors, officers and employees. We anticipate that any waivers of our code of business conduct and ethics will be posted on our website.  The code of business conduct and ethics is available at our website at http://investor.javelinreit.com under “Corporate Governance.”

Corporate Governance Guidelines

Our Board of Directors has adopted a set of corporate governance guidelines, which provide a framework within which the board and its committees direct the affairs of JAVELIN.  The corporate governance guidelines address the roles of the Board and management, functions of the Board, qualifications for directors, director independence, ethics and conflicts of interest among other matters.  The corporate governance guidelines are available at our website at http://investor.javelinreit.com under “Corporate Governance.”

Requesting Corporate Governance Documents

Copies of our code of ethics, corporate governance guidelines and committee charters are available in print to any stockholder who requests them. Requests should be sent to: JAVELIN Mortgage Investment Corp., 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963, Attention:  James R. Mountain.

Communication with the Board of Directors, Independent Directors and the Audit Committee

Our Board of Directors may be contacted by any party via mail at the address listed below.

Board of Directors
JAVELIN Mortgage Investment Corp.
3001 Ocean Drive, Suite 201
Vero Beach, Florida 32963

We believe that providing a method for interested parties to communicate directly with our independent directors, rather than the full Board, would provide a more confidential, candid and efficient method of relaying any interested party’s concerns or comments. The independent directors can be contacted by any party via mail at the address listed below.

Independent Directors
JAVELIN Mortgage Investment Corp.
3001 Ocean Drive, Suite 201
Vero Beach, Florida 32963

The audit committee has adopted a process for anyone to send communications to the audit committee with concerns or complaints concerning our company’s regulatory compliance, accounting, audit or internal controls issues. The audit committee can be contacted by any party as via mail at the address listed below:

Chairman
Audit Committee
JAVELIN Mortgage Investment Corp.
3001 Ocean Drive, Suite 201
Vero Beach, Florida 32963

Relevant communications are distributed to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, such as: business solicitations or advertisements; junk mail and mass mailings; resumes and other forms of job inquiries; spam; and surveys. In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded; however, any communication that is excluded will be made available to any outside director upon request.

JAVELIN'S EXECUTIVE OFFICERS

The following is a list of individuals serving as named executive officers of JAVELIN (collectively, the “named executive officers” and individually, each a “named executive officer”) as of the date of this Proxy Statement. All named executive officers serve at the discretion of our Board of Directors.

Name	Age	Position

Scott J. Ulm	54	Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management

Jeffrey J. Zimmer	55	Co-Chief Executive Officer, Co-Vice Chairman, President and Secretary

James R. Mountain	53	Chief Financial Officer

Please refer to the biographical information for Mr. Ulm and Mr. Zimmer listed above in the section titled “Director Nominees.”  The biographical information for Mr. Mountain is provided below.

James R. Mountain has been the Chief Financial Officer of JAVELIN since September 1, 2012.  Mr. Mountain also became the Chief Financial Officer of ARMOUR and ARRM on September 1, 2012.  Mr. Mountain joined JAVELIN after having spent over 30 years at Deloitte.  Mr. Mountain has significant experience in securitization transactions, having been involved in that market since its inception in the mid-1980's, and helped to build Deloitte's securitization practice.  With significant experience in all facets of complex and structured financial transactions, he was also involved in the early development of Deloitte's global capital markets practice.  In these roles, he advised his partners and client on both the buy-side and sell-side of the capital markets, as well as their regulators, regarding the financial reporting, control, valuation, risk management, and strategic aspects of cutting-edge financial transactions.  Mr. Mountain also previously served as a partner in Deloitte's national office, where he supervised the review and consultation process relating to securities offerings by banks, thrifts, securities deals, insurance companies, and investment companies.  Mr. Mountain earned his Bachelor of Arts degrees in accounting and in economics from the University of Montana, as well as a Master of Business Administration from the University of California, Berkeley.  He is a Certified Public Accountant and a member of the American Accounting Association and the American Institute of Certified Public Accountants.  Mr. Mountain also serves on the board of directors of Sigma Alpha Building Corp. and chairs the investment committee of the University of Montana Foundation and previously served on the Foundation's audit and finance committee.

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes our compensation objectives and policies in relation to compensation received by our named executive officers, which consist of Scott J. Ulm, our Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management, Jeffrey J. Zimmer, our Co-Chief Executive Officer, Co-Vice Chairman, President and Secretary, and James R. Mountain, our Chief Financial Officer.

We, through our management agreement with ARRM and our equity compensation program, seek to attract, motivate and retain top quality senior executives who are committed to our core values of prudent risk-taking and integrity. The compensation committee acknowledges that the REIT industry is highly competitive and that experienced professionals have significant career mobility. We compete for executive talent with a large number of REIT companies and specialty finance companies, some of which are privately owned and some of which have significantly larger market capitalization than we do. We are a specialized company in a highly competitive industry and our ability to attract, retain and reward our named executive officers and other key employees is essential to maintaining our competitive position in the real estate finance industry.

We are managed by ARRM pursuant to a management agreement between us. We do not have any employees whom we compensate directly with salaries or other compensation. Our executive officers are officers of ARRM and are compensated by ARRM for their services to us. Certain of our executive officers also hold an ownership interest in ARRM. See the section titled, “Certain Relationships and Related Party Transactions” below for a further description of the management agreement and the relationship between ARRM and JAVELIN.

We have not yet compensated our executive officers through our equity compensation program.  However, we expect to consider making equity incentive grants to our executive officers in 2013 and beyond.

COMPENSATION COMMITTEE REPORT

In accordance with the powers and duties of the compensation committee as set forth in its charter, the committee hereby reports the following:

1.
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K set forth elsewhere in this Proxy Statement; and

2.
Based on the review and discussion referred to in the preceding paragraph, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the compensation committee of the Board of Directors:

John P. Hollihan III (Chairman)
Thomas Guba
Stewart Paperin

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 22, 2013 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

As of March 22, 2013, we had 7,500,050 shares of common stock issued and outstanding.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Approximate Percentage of Outstanding Common Stock

Officers and Directors:

Scott J. Ulm	1,525		*
Jeffrey J. Zimmer	1,525		*
James R. Mountain	-		-
Daniel C. Staton	125,000	(3)	1.67%
Marc H. Bell	125,000	(3)	1.67%
John C. Chrystal	-		-
Thomas K. Guba	-		-
Robert C. Hain	-		-
John P. Hollihan, III	-		-
Stewart J. Paperin	-		-
All directors and executive officers as a group (10 individuals)	253,050		3.37%

Five Percent Holders:

Arrowgrass Master Fund Ltd.	569,430	(4)	7.59%

*less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963.
(2)	Includes shares of common stock which the person has the right to acquire within 60 days of March 22, 2013.
(3)
Staton Bell Blank Check LLC (“SBBC”), an entity jointly owned 50% by Daniel C. Staton and 50% by Marc H. Bell, two of our directors, owns 250,000 shares of our common stock. Daniel C. Staton is a managing member of SBBC, and has investment power over 125,000 shares of  common stock owned by SBBC.  Marc H. Bell is a member of SBBC and has investment power over the remaining 125,000 shares of common stock owned by SBBC.

(4)
Arrowgrass Capital Partners (US) LP (“ACP”), a Delaware limited partnership, which serves as the investment manager to Arrowgrass Master Fund, Ltd. (the “Arrowgrass Fund”), with respect to the shares of common stock directly held by the Arrowgrass Fund, and  Arrowgrass Capital Services (US) Inc. (“ACS”), a Delaware corporation, which serves as the general partner of ACP, with respect to the common stock directly held by the Arrowgrass Fund, have shared voting and dispositive power over the shares of common stock held by the Arrowgrass Fund.  The address of the Arrowgrass Fund  is 1330 Avenue of the Americas, 32nd Floor, New York, New York  10019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Agreement

On October 5, 2012, in connection with the consummation of our initial public offering, we entered into a management agreement with ARRM, which requires ARRM to manage our business affairs in conformity with certain restrictions contained in the management agreement, including any material operating policies adopted by us.

Pursuant to the terms of the management agreement, ARRM is responsible for (i) advising us with respect to, arranging for, and managing the acquisition, financing, management and disposition of, our investments, (ii) evaluating the duration risk and prepayment risk of our investments and arranging borrowing and hedging strategies, and (iii) coordinating our capital raising activities.  In conducting these activities, ARRM advises us on the formulation of, and implementation of, our operating strategies and policies, arranges our acquisition of assets, monitors the performance of our assets, arranges for various types of financing and hedging strategies, and provides administrative and managerial services in connection with our day-to-day operations, as may be required from time to time for management of our assets.  In addition, ARRM provides us with executive personnel along with administrative personnel, office space, and other appropriate services required in rendering ARRM’s management services to us.

Pursuant to the management agreement, ARRM is entitled to receive a monthly management fee equal to 1/12th of (a) 1.5% of Gross Equity Raised (as defined below) up to $1 billion and (b) 1.0% of Gross Equity Raised in excess of $1 billion. Pursuant to the management agreement, “Gross Equity Raised” is defined as an amount in dollars calculated as of the date of determination that is equal to (a) the initial equity capital of JAVELIN which followed our initial public offering and our concurrent private placement, plus (b) equity capital raised in public or private issuances of JAVELIN’s equity securities (calculated before underwriting fees and distribution expenses, if any are payable by us), less (c) capital returned to the stockholders of JAVELIN, as adjusted to exclude (d) one-time charges pursuant to changes in GAAP and certain non-cash charges after discussion between our external manager and the board of directors and approved by a majority of the board of directors.

We pay all of our and ARRM's costs and expenses (including for goods and services obtained from third parties) incurred solely on behalf of us or any subsidiary or in connection with the management agreement, except for the salaries and other expenses related to the employment of ARRM personnel and ARRM's rent, utilities, equipment and other office and internal and overhead expenses required for our day to day operations.

The management agreement has an initial term of five years. Following the initial term, the management agreement will automatically renew for successive one-year renewal terms unless we give notice to ARRM of our intent not to renew the agreement 180 days prior to the expiration of the initial term or any renewal term, as applicable and unless ARRM gives us notice of its intent not to renew the agreement 180 days prior to the expiration of the initial term or any renewal term, as applicable.

We may not terminate the management agreement during the initial term, except for cause.  After the initial term, if we terminate the management agreement without cause, we will be obligated to pay ARRM a termination fee equal to three (3) times the fees paid to ARRM in the preceding full twelve (12) months, calculated as of the effective date of the termination of the management agreement.  In such event, ARRM is obligated to pay a termination fee to SBBC (see discussion of SBBC in the following paragraph) under the sub-management agreement.  In addition, if on expiration of the initial term, SBBC elects to terminate the sub-management agreement, we will be obligated to make a final payment to SBBC of 6.16 times the annualized rate of the last three (3) monthly payments of the SBBC Base Management Fee, as such term is defined in the management agreement.

As of December 31, 2012, ARRM had been paid an aggregate of approximately $0.6 million in management fees for services provided to us during 2012.

Sub-Management Agreement

JAVELIN and ARRM entered into a sub-management agreement on October 5, 2012 with SBBC, an entity jointly owned by Daniel C. Staton and Marc H. Bell, each of whom is a member of our board of directors. Pursuant to the sub-management agreement, SBBC provides the following services to support ARRM's performance of services to us under the management agreement, in each case upon reasonable request by ARRM: (i) serving as a consultant to ARRM with respect to the periodic review of our investment guidelines; (ii) identifying for ARRM potential new lines of business and investment opportunities for the us; (iii) identifying for and advising ARRM with respect to selection of independent contractors that provide investment banking, securities brokerage, mortgage brokerage and other financial services, due diligence services, underwriting review services, legal and accounting services, and all other services as may be required relating to our investments; (iv) advising ARRM with respect to our stockholder and public relations matters; (v) advising and assisting ARRM with respect to our capital structure and capital raising; and (vi) advising ARRM on negotiating agreements relating to programs established by the U.S. government. In exchange for such services, ARRM pays SBBC a monthly retainer of $115,000 and a sub-management fee of 25% of the net management fee earned by ARRM under the management agreement we entered into with ARRM. The sub-management agreement continues in effect until it is terminated in accordance with its terms. SBBC is also the sub-manager of ARMOUR and provides ARRM the services described above in connection with ARRM’s management of ARMOUR.

As of December 31, 2012, ARRM had paid an aggregate of approximately $0.3 million of its management fees to SBBC in the form of sub-management fees for services provided to us during 2012.

“JAVELIN Mortgage Investment Corp.” and “ARMOUR Residential Management, LLC” License Agreement

We entered into a license agreement with ARRM on October 5, 2012 pursuant to which ARRM granted us non-exclusive, royalty free licenses to use the names “JAVELIN Mortgage Investment Corp.” and “ARMOUR Residential Management, LLC” and the Internet address www.javelinreit.com. Other than with respect to these licenses, we have no legal right to use the “JAVELIN Mortgage Investment Corp.” and “ARMOUR Residential Management, LLC” names or the JAVELIN website. In the event the management agreement is terminated, we would be required to change our Internet address and name and eliminate all use of or reference to “JAVELIN Mortgage Investment Corp.” and “ARMOUR Residential Management, LLC.”

Review, Approval or Ratification of Transactions with Related Persons

We intend to insure that all transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, are on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, require prior approval by our audit committee or a majority of our disinterested independent directors or the members of our board of directors who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We do not enter into any such transaction unless our disinterested directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Independence of Directors

Please refer to “Independence of Directors” under the previous section titled, “The Board of Directors, Its Committees and Other Corporate Governance Information.”

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTANTS

Effective June 21, 2012, our audit committee appointed Deloitte as our independent registered public accounting firm for the remainder of the 2012 fiscal year. In addition, the audit committee of our Board of Directors has appointed Deloitte as our independent registered certified public accountant for fiscal year 2013.  The audit committee is responsible for the appointment, oversight and termination of our independent registered certified public accountants.  We are seeking the ratification of our stockholders of this appointment, although our audit committee is not bound by any stockholder action on this matter.

If the appointment of Deloitte as our independent registered certified public accountants is not ratified by our stockholders, the audit committee will reconsider its appointment, but may nevertheless retain Deloitte.  Also, even if the appointment of Deloitte as our independent registered certified public accountants is ratified by our stockholders, the audit committee may direct the appointment of a different independent auditor at any time during the year if the audit committee determines, in its discretion, that such a change would be in our best interests.  Deloitte has advised us that no partner or employee of Deloitte has any direct financial interest or any material indirect interest in JAVELIN other than receiving payment for its services as our independent certified public accountants.  Representatives of Deloitte are expected to attend the annual meeting in person or telephonically, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Fees Paid to Independent Registered Certified Public Accountants

The following tables set forth the aggregate fees billed to JAVELIN by Deloitte during the period from June 21, 2012 until December 31, 2012:

Audit-Related Fees

For the Period June 21, 2012 - December 31, 2012
Audit Fees	$165,000
Audit-Related Fees	170,000
Tax Fees	20,000
All Other Fees	—
Total	$355,000

Audit Fees.   “Audit Fees” consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. For example, audit fees included fees for professional services rendered in connection with quarterly and annual reports, and the issuance of consents by our independent auditors to be named in our registration statements and to the use of their audit report in the registration statements.

Audit-Related Fees.  “Audit-Related Fees” and “All Other Fees” consist of fees and related expenses for products and services other than services described under “Audit Fees” and “Tax Fees.”

Tax Fees.  “Tax Fees” consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

Audit Committee Pre-Approvals of Audit, Audit-Related, Tax and Permissible Non-Audit Services

In connection with its audit of our financial statements for the period from June 21, 2012 until December 31, 2012, we had no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

The audit committee periodically approved the provision of various audit, audit-related, tax and other permissible non-audit services by Deloitte.  The audit committee plans to continue to review and pre-approve such services as appropriate. All of the services provided by Deloitte in 2012 were approved by our audit committee pursuant to these procedures.  Our audit committee will continue to review and pre-approve such services as appropriate.

Recommendation of the Board of Directors

JAVELIN's Board of Directors recommends a vote “FOR” the ratification of Deloitte as our independent registered certified public accountants for the 2013 fiscal year.

AUDIT COMMITTEE REPORT

Our audit committee oversees our financial reporting process on behalf of the Board, in accordance with the audit committee charter. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. Our current independent registered public accounting firm, Deloitte, is responsible for expressing an opinion on the conformity of our audited financial statements with GAAP for the yearly period ended December 31, 2012.

In fulfilling its oversight responsibilities, our audit committee reviewed with management and Deloitte the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  Our audit committee also reviewed and discussed with management and Deloitte the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Controls and Procedures” included in the annual report on Form 10-K for the year ended December 31, 2012.

Deloitte has provided to our audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our audit committee concerning independence, and our audit committee discussed with the independent registered public accounting firm their independence from us.  When considering Deloitte's independence, our audit committee considered whether their provision of services to us beyond those rendered in connection with their audit and quarterly review work was compatible with maintaining their independence. Our audit committee also reviewed, among other things, the nature of audit-related services provided and the amount of fees paid to Deloitte for their audit and audit-related services, both separately and in the aggregate.

In reliance on the reviews and discussions referred to above, prior to the filing of our Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC, the audit committee recommended to the Board (and the Board approved) that the audited financial statements be included in such Annual Report on Form 10-K for filing with the SEC.

The members of our audit committee are not professionally engaged in the practice of auditing or accounting. Members of the audit committee rely, without independent verification, on the information provided to them and on the representations made by management and discussions with the independent registered public accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with GAAP, or that Deloitte is in fact “independent.”

Submitted by the audit committee of the Board of Directors:

Stewart J. Paperin (Chairman)
Robert C. Hain
John P. Hollihan, III

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who beneficially own 10% or more of our common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities.  To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2012, all such filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with.

STOCKHOLDER PROPOSAL DEADLINE

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2014 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Stockholder proposals intended to be presented at the 2014 annual meeting of stockholders must be received by JAVELIN for inclusion in JAVELIN's proxy statement and form of proxy relating to that meeting by November 25, 2013.

OTHER MATTERS

The Board of Directors knows of no other matters to come before the stockholders’ meeting.  However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

By order of the Board of Directors,

Scott J. Ulm
Co-Chief Executive Officer and Vice Chairman

March 25, 2013

A copy of JAVELIN's annual report on Form 10-K for the fiscal year ended December 31, 2012, including the financial statements and the schedules thereto, but excluding exhibits thereto, which has been filed with the SEC will be made available without charge to interested stockholders upon written request to James R. Mountain, JAVELIN Mortgage Investment Corp., 3001 Ocean Drive, Suite 201, Vero Beach, Florida  32963.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	JAVELIN MORTGAGE INVESTMENT CORP.

ANNUAL MEETING OF STOCKHOLDERS
MAY 1, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF JAVELIN MORTGAGE INVESTMENT CORP.

The undersigned stockholder of JAVELIN Mortgage Investment Corp., a Maryland corporation (“JAVELIN”), having read the Notice of Annual Meeting of Stockholders and the proxy statement dated March 25, 2013, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Scott J. Ulm and Jeffrey J. Zimmer, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the annual meeting of stockholders of JAVELIN to be held at the Vero Beach Hotel and Spa, 3500 Ocean Drive, Vero Beach, Florida 32963 at 1:00 p.m. Eastern time, on May 1, 2013, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof.
	Please mark your votes like this	☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR, IF NO DIRECTION IS MADE, WILL BE VOTED "FOR" EACH OF PROPOSALS 1 AND 2 LISTED HEREIN.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

Proposa1 — To elect nine (9) directors to JAVELIN's Board of Directors as listed below to serve until JAVELIN's 2014 annual meeting of stockholders and until his successor is duly elected and qualified.
FOR All Nominees	WITHHELD As to All Nominees	Proposal 2 — To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as JAVELIN's independent registered certified public accountants for fiscal year 2013.
☐	☐	☐ FOR ☐ AGAINST ☐ ABSTAIN

NOMINEES:	01	Scott J. Ulm	04	Marc H. Bell	07	Robert C. Hain
	02	Jeffrey J. Zimmer	05	John C. Chrystal	08	John P. Hollihan, III
	03	Daniel C. Staton	06	Thomas K. Guba	09	Stewart J. Paperin

To withhold your vote for any individual nominee, draw a line through that nominee’s name above.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature if held jointly	Date	, 2013.
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.